EXHIBIT 24

POWER OF ATTORNEY

We, the undersigned directors and officers of the Company, hereby severally constitute and appoint William A. Downe as our true and lawful attorney and agent, to do any and all things in our names in the capacities indicated below which said William A. Downe may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the registration of shares of common stock underlying the Plans, including specifically, but not limited to, power and authority to sign for us in our names in the capacities indicated below the Registration Statement and any and all amendments (including post-effective amendments) thereto; and we hereby approve, ratify and confirm all that said William A. Downe shall do or cause to be done by virtue thereof.

Signature	Title	Date

/S/ WILLIAM A. DOWNE William A. Downe	President and Chief Executive Officer, Director (Principal Executive Officer)	July 8, 2011

/S/ THOMAS E. FLYNN Thomas E. Flynn	Executive Vice-President and Chief Financial Officer (Principal Financial and Accounting Officer	July 8, 2011

/S/ DAVID A. GALLOWAY David A. Galloway	Chairman	July 8, 2011

/S/ ROBERT M. ASTLEY Robert M. Astley	Director	July 8, 2011

/S/ DAVID R. BEATTY David R. Beatty	Director	July 8, 2011

/S/ SOPHIE BROCHU Sophie Brochu	Director	July 8, 2011

/S/ ROBERT CHEVRIER Robert Chevrier	Director	July 8, 2011

/S/ GEORGE A. COPE George A. Cope	Director	July 8, 2011

/S/ CHRISTINE A. EDWARDS Christine A. Edwards	Director	July 8, 2011

/S/ RONALD H. FARMER Ronald H. Farmer	Director	July 8, 2011

/S/ HAROLD N. KVISLE Harold N. Kvisle	Director	July 8, 2011

/S/ BRUCE H. MITCHELL Bruce H. Mitchell	Director	July 8, 2011

EXHIBIT 24

Signature	Title	Date

/S/ PHILIP S. ORSINO Philip S. Orsino	Director	July 8, 2011

/S/ MARTHA C. PIPER Martha C. Piper	Director	July 8, 2011

/S/ J. ROBERT S. PRICHARD J. Robert S. Prichard	Director	July 8, 2011

/S/ GUYLAINE SAUCIER Guylaine Saucier	Director	July 8, 2011

/S/ DON M. WILSON III Don M. Wilson III	Director	July 8, 2011